Exhibit 10.1



                            MDU Resources Group, Inc.
                     2007 NEO Annual Award Opportunity Chart


                                                               1/1/2007
                                                                 Base
Name                        Title                            Compensation   Threshold ($)   Target ($)     Maximum ($)
----                        -----                            ------------   -------------   ----------     -----------

Terry D. Hildestad          President and Chief             $625,000          156,250        625,000        1,250,000
                            Executive Officer
                            MDU Resources Group, Inc.

Vernon A. Raile             Executive Vice President,       $350,700           43,838        175,350         350,700
                            Treasurer and Chief
                            Financial Officer
                            MDU Resources Group, Inc.

William E. Schneider        President and Chief             $422,000           52,750        211,000         422,000
                            Executive Officer
                            Knife River Corporation

John K. Castleberry         Executive Vice President-       $309,000           38,625        154,500         309,000
                            Administration
                            MDU Resources Group, Inc.

John G. Harp                President and Chief             $341,000           42,625        170,500         341,000
                            Executive Officer
                            MDU Construction Services
                            Group, Inc.